UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : August 14, 2003

Commission File No.: 0-33213

MAGMA DESIGN AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	77-0454924
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2 Results Way

Cupertino, California 95014

(Address of principal executive offices)

Telephone: (408) 864-2000

(Registrant’s telephone number, including area code)

ITEM 7.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
99.10	Press Release issued August 14, 2003*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 12.	Results of Operations and Financial Condition

The information in this report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Magma Design Automation, Inc. today issued a press release regarding its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.10.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 15, 2003

MAGMA DESIGN AUTOMATION, INC.

By:	/s/ GREGORY C. WALKER

Gregory C. Walker Senior Vice President- Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.10	Press Release issued August 14, 2003*

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.